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SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

Current Report Pursuant
to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 25, 2001

VANS, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

0-19402	33-0272893

(Commission File Number)	(I.R.S. Employer Identification No.)

15700 Shoemaker Avenue, Santa Fe Springs, California	90670-5515

(Address of Principal Executive Offices)	(Zip Code)

(562) 565-8267

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Item  5.   Other Events

     On September 25, 2001, the Registrant issued the News Release attached hereto as Exhibit 99.1.

Item  7.   Financial Statements and Exhibits

(c) Exhibits

99.1	News Release of the Registrant, dated September 25, 2001

Item  9.   Regulation FD Disclosure

     On September 25, 2001, the Registrant issued the News Release attached hereto as Exhibit 99.1.

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VANS, INC. (Registrant)

Date: September 26, 2001	By	/s/ Craig E. Gosselin

Craig E. Gosselin Vice President and General Counsel

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